UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
     Date of Report (Date of earliest event reported): August 10, 2006
Parallel Petroleum Corporation

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-13305	75-1971716

(Commission file number)	(IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas	79701

(Address of principal executive offices)	(Zip code)
(432) 684-3727

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Consent of Cawley, Gillespie & Associates, Inc.
Consent of BDO Seidman, LLP

Item 8.01. Other Events
Attached as Exhibit 23.1 is the consent of Cawley, Gillespie & Associates, Inc. to the incorporation by reference from its reports dated March 10, 2006 and July 19, 2006 on the evaluation of the oil and gas reserves attributable to the interests of Parallel in certain oil and gas properties as of December 31, 2005 and June 30, 2006, respectively, into Parallel’s registration statement on Form S-3 (Registration No. 333-119725) and the prospectus supplement forming a part of such registration statement.
Attached as Exhibit 23.2 is the consent of BDO Seidman, LLP to the incorporation by reference from (i) its report dated March 10, 2006, relating to the consolidated financial statements of Parallel and the effectiveness of Parallel’s internal control over financial reporting included in Parallel’s Annual Report on Form 10-K for the year ended December 31, 2005, (ii) its report dated March 24, 2006, relating to the Combined Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased from Lynx Production Company, Inc. and Nine Other Sellers for the years ended December 31, 2005 and 2004, included in Parallel’s Amendment to Current Report on Form 8-K/A dated January 12, 2006 filed with the Securities and Exchange Commission on or about March 30, 2006, and (iii) its report dated May 31, 2006, relating to the Combined Statements of Revenues and Direct Operating Expenses of the Oil and Natural Gas Properties Purchased in the Barnett Shale Gas Project for the year ended December 31, 2005, included in Parallel’s Amendment to Current Report on Form 8-K/A dated March 29, 2006 filed with the Securities and Exchange Commission on or about June 13, 2006, into Parallel’s registration statement on Form S-3 (Registration No. 333-119725) and the prospectus supplement forming a part of such registration statement.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
23.1	Consent of Cawley, Gillespie & Associates, Inc. dated August 10, 2006.

23.2	Consent of BDO Seidman, LLP dated August 10, 2006.

* * * * *

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2006	PARALLEL PETROLEUM CORPORATION
	By:	/s/ Larry C. Oldham
Larry C. Oldham, President

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Cawley, Gillespie & Associates, Inc. dated August 10, 2006.

23.2	Consent of BDO Seidman, LLP dated August 10, 2006.